Freedman, Levy, Kroll & Simonds



                                       CONSENT OF
                             FREEDMAN, LEVY, KROLL & SIMONDS

We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 5 to Form S-1 on the Form S-3 Registration Statement of Glenbrook Life and Annuity Company (File No. 33-91916).


                              FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
February 26, 1999